UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2016

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 5, 2016, QLT Inc. (“QLT” or the “Company”) completed the acquisition of 7,200,000 common shares (the “Aralez Shares”) of Aralez Pharmaceuticals Inc., a corporation formed under the laws of the Province of British Columbia, Canada (“Aralez”) pursuant to the previously announced Amended and Restated Share Subscription Agreement (the “Amended and Restated Subscription Agreement”) by and among QLT, Aralez, Aralez Pharmaceuticals plc, Tribute Pharmaceuticals Canada Inc., a corporation formed under the laws of the Province of Ontario, Canada (“Tribute”), POZEN Inc., a Delaware corporation (“Pozen”), and other co-investors party thereto.  QLT acquired the Aralez Shares for an aggregate purchase price of US$45 million.  In connection with QLT’s acquisition of the Aralez Shares, Jason Aryeh, the Chairman of QLT’s board of directors, has been appointed to the board of directors of Aralez.

Item 8.01. Other Events.

On February 5, 2016, the Company issued a press release announcing (i) the completion of its acquisition of the Aralez Shares, (ii) the record date for the Special Distribution (described below), and (iii) the date of the Special Meeting (described below).  QLT intends to distribute the Aralez Shares to its shareholders as a special distribution (the “Special Distribution”) following approval by its shareholders of the implementation of the Special Distribution, as part of a reorganization of QLT’s share capital pursuant to a statutory plan of arrangement, at a special meeting of its shareholders to be held on March 18, 2016 in Vancouver, Canada (the “Special Meeting”).  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
99.1	Press Release dated February 5, 2016

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the transactions referred to in this material, QLT expects to file a proxy statement with the Securities and Exchange Commission (“SEC”). This material is not a substitute for the proxy statement or for any other document that QLT may file with the SEC and send to QLT’s shareholders in connection with the Special Distribution. INVESTORS AND SECURITY HOLDERS OF QLT ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by QLT through the website maintained by the SEC at http://www.sec.gov and also on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com. QLT stockholders may also obtain these documents, free of charge, from QLT’s website at www.qltinc.com under the heading “Investors” and then under the heading “Proxy Circulars” or upon request directly to QLT to the attention of “QLT Investor Relations”, 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5.

QLT and certain of its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of QLT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015. This document can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” of QLT within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws.  Forward looking statements include, but are not limited to, statements concerning the Special Distribution of the Aralez Shares (or cash in lieu) to QLT shareholders, the intention of certain third parties to provide a US$15 million backstop for those QLT shareholders who elect to receive cash in lieu of Aralez Shares (subject to proration), statements regarding the expected timetable for completing the Special Distribution, including the timing of the Due Bill Period and the Distribution Date, the timing for holding the

Special Meeting, the effect of the Special Distribution on QLT and the QLT Shares (including the tax consequences thereof), the future potential of Aralez and any other statements regarding QLT’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could,” “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential” and similar expressions.  All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.  Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to hold the Special Meeting and complete the Special Distribution, including the timing of the Due Bill Period and the Distribution Date; failure to obtain shareholder approval of the Share Reorganization at the Special Meeting; the risk that the Aralez share price could decline; and uncertainties relating to QLT’s development plans, timing and results of the clinical development and commercialization of QLT’s products and technologies.  Additional information concerning these and other factors can be found in QLT’s filings with the SEC, including QLT’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. QLT assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QLT INC.

By:	/s/ Glen Ibbott
Name:	Glen Ibbott
Title:	Senior Vice President, Finance and Chief Financial Officer

Date: February 5, 2016